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                                                                    Exhibit 99.3

                                                          OMB Number 3235-0569
                                                     Expires: January 31, 2003

   STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

      I, Stewart G. Nagler, state and attest that:

            (1) To the best of my knowledge, based upon a review of the covered reports of MetLife, Inc. and, except as corrected or supplemented in a subsequent covered report:

                  - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

            (2) I have reviewed the contents of this statement with MetLife, Inc.'s audit committee.

            (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                  - Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of MetLife, Inc.;

                  - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of MetLife, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                  -     any amendments to any of the foregoing.



      /s/ Stewart G. Nagler
      ---------------------
      Stewart G. Nagler
      Vice Chairman of the Board
      and Chief Financial Officer
      August 14, 2002
                                                      Subscribed and sworn to
                                                      before me this 14th day of
                                                      August 2002.

                                                      Kristin L. Maynard
                                                      ------------------------
                                                      Notary Public
                                                      My Commission Expires:
                                                      December 24, 2005